UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023

Orbital Infrastructure Group, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-29923	84-1463284
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5444 Westheimer Road, Suite 1650 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 467-1420

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OIG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on August 23, 2023, Orbital Infrastructure Group, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Company Parties”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption “In re: Orbital Infrastructure Group, Inc., et al.,” Case No. 23-90763. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Combined Disclosure Statement and Plan (as defined below), the solicitation version of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.         Other Events.

On October 16, 2023, the Company Parties filed the Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation of Orbital Infrastructure Group, Inc. et al. (the “Combined Disclosure Statement and Plan”) describing the proposed plan of liquidation and the solicitation of votes from certain of the Company Parties’ creditors to approve the same. The Combined Disclosure Statement and Plan provides that the holders of equity interests in the Company will receive no recovery and that the Company Parties will be dissolved under applicable law upon the substantial consummation of the plan of liquidation. On October 20, 2023, the Bankruptcy Court entered an order (the “Conditional DS Order”) that, among other things, (a) conditionally approved the disclosure statement contained in the Combined Disclosure Statement and Plan as containing adequate information for solicitation purposes only, (b) established procedures for solicitation and tabulation of votes to accept or reject the Combined Disclosure Statement and Plan, (c) approved the form of ballot and solicitation materials, (d) established a voting record date, (e) established a deadline for voting on and filing objections to the Combined Disclosure Statement and Plan and (f) fixed the date, time and place for the hearing to consider final approval of the adequacy of information and confirmation of the plan of liquidation contained in the Combined Disclosure Statement and Plan. The voting record date, which is the date as of which a Holder of record of a Claim entitled to vote on the Combined Disclosure Statement and Plan must have held such Claim, is 11:59 p.m. (Central Time) on October 19, 2023. The Bankruptcy Court established 4:00 p.m. (prevailing Central Time) on November 21, 2023 as (i) the deadline for filing and serving objections to final approval of the Combined Disclosure Statement and Plan and (ii) the voting deadline, which is the deadline for the submission of ballots to vote to accept or reject the Combined Disclosure Statement and Plan. The hearing to consider final approval of the adequacy of information and confirmation of the plan of liquidation contained in the Combined Disclosure Statement and Plan is scheduled to commence on November 28, 2023 at 1:00 p.m. (prevailing Central Time), in the Bankruptcy Court before the Honorable Christopher M. Lopez, Courtroom 401, 515 Rusk Street, Houston, Texas 77002. A copy of the notice of combined hearing on the Combined Disclosure Statement and Plan is attached as Exhibit 99.2 to this Current Report on Form 8-K

Information contained in the Combined Disclosure Statement and Plan is subject to change, whether as a result of amendments or supplements, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at https://www.donlinrecano.com/Clients/oig/Index. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein. The above description of the Combined Disclosure Statement and Plan is a summary only and is qualified in its entirety by reference to the full text of the Combined Disclosure Statement and Plan. The solicitation version of the Combined Disclosure Statement and Plan is furnished as Exhibit 99.1 and is incorporated herein by reference.

This Form 8-K is not a solicitation to accept or reject the Combined Disclosure Statement and Plan. Any solicitation process will be made pursuant to and in accordance with the Combined Disclosure Statement and Plan, the Conditional DS Order, any other applicable orders of the Bankruptcy Court, and applicable law.

Safe Harbor for Forward-Looking Statements

This Form 8-K and the related exhibit contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally use forward-looking words, such as “may,” “will,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and include, but are not limited to, statements related to any expected recovery under the Combined Disclosure Statement and Plan and the anticipated process for the approval of, and solicitation of votes for, the Combined Disclosure Statement and Plan. These forward-looking statements are not guarantees of the Company’s future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and may be outside of the Company’s control. Therefore, the Company’s actual outcomes and results may differ materially from those expressed in or contemplated by the forward-looking statements. Factors and uncertainties that may cause the Company’s actual outcomes and results to differ from those expressed in or contemplated by forward-looking statements include, but are not limited to: risks attendant to the Chapter 11 bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 process, including with respect to the Combined Disclosure Statement and Plan; the Company’s plans to sell certain assets pursuant to Chapter 11 of the Bankruptcy Code, the outcome and timing of such sale, and the Company’s ability to satisfy closing and other conditions to such sale; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s wind down, on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11); the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; the Company’s ability to continue funding operations through the Chapter 11 bankruptcy process, and the possibility that it may be unable to obtain any additional funding as needed; the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the Company’s ability to comply with the restrictions imposed by the terms and conditions of financing arrangements; objections to the Company’s wind down process, or other pleadings filed that could protract Chapter 11; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the effect of the Chapter 11 filings, any potential asset sale and the Combined Disclosure Statement and Plan on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the Combined Disclosure Statement and Plan and risks associated with third-party motions in Chapter 11; expectations regarding future performance of assets expected to be sold in the bankruptcy process; employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; expectations regarding financial performance, strategic and operational plans, and other related matters; and other factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Annual Report on Form 10-K for its 2022 fiscal year. Any forward-looking statement speaks only as of the date this Form 8-K. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Solicitation Version of the Company Parties’ Combined Disclosure Statement and Chapter 11 Plan of Liquidation*
99.2	Notice of Combined Hearing on the Combined Disclosure Statement and Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 25, 2023

Orbital Infrastructure Group, Inc.

		By:	/s/ James F. O’Neil
Name: James F. O’Neil
Title: Chief Executive Officer